SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415.418.7506

______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 3, 2016, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company also issued a letter to its shareholders announcing its financial results for the quarter ended March 31, 2016 (the “Shareholder Letter”).  The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Departure and Appointments

Resignation of Alan Black

As previously announced, Alan Black will resign from his position as Chief Financial Officer of the Company, effective immediately following the filing of the Company’s Form 10-Q for the quarter ended March 31, 2016, which is expected to occur on or before May 6, 2016.  Following his resignation from the position of Chief Financial Officer, Mr. Black will remain with the Company to assist in the transition.

Appointment of Chief Financial Officer

On April 28, 2016, the Company’s Board of Directors appointed Elena Gomez, 46, as its Chief Financial Officer, subject to the commencement of her employment, which occurred on May 2, 2016, and effective immediately upon Mr. Black’s resignation from such position. From July 2010 to April 2016, Ms. Gomez served in senior finance roles at salesforce.com, inc., a software company, including Senior Vice President Go To Market Distribution from July 2015 to April 2016, Vice President Sales and Support and Marketing Finance from June 2011 to June 2015, and Senior Director Marketing and General and Administrative Finance from July 2010 to June 2011. Prior to that she held finance roles at Visa Inc., a financial services company, and The Charles Schwab Corporation, a brokerage and banking company. Ms. Gomez holds a B.S. in business administration from the Haas School of Business at the University of California at Berkeley.

The Company entered into a letter agreement with Ms. Gomez (the “Gomez Offer Letter”) dated April 6, 2016, establishing her compensation as Chief Financial Officer as summarized below.  There are no arrangements or understandings between Ms. Gomez and any other persons pursuant to which she was selected as Chief Financial Officer. There are also no family relationships between Ms. Gomez and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Salary.  Ms. Gomez’s annual salary rate will be $350,000.

Bonus.  Ms. Gomez is eligible to receive an annual performance bonus under the Company’s Amended and Restated Executive Incentive Bonus Plan (the “Bonus Plan”), which is incorporated herein by reference.  Ms. Gomez’s annual target bonus under the Bonus Plan for 2016 is $140,000 and will be prorated to Ms. Gomez’s start date. The compensation committee of the Company’s Board of Directors has determined that Ms. Gomez’s bonus payment for the six months ended June 30, 2016 will be paid at 100% of the target on a pro-rated basis.

Equity Compensation. In connection with her appointment, Ms. Gomez will be granted an option to purchase 210,000 shares of the Company’s common stock, and an additional award of 140,000 restricted stock units, each unit representing the right to acquire one share of the Company’s common stock. Ms. Gomez’s stock option award will vest over a period of four years, with 25% of the shares subject to the option vesting one year following the vesting commencement date and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Ms. Gomez’s continued employment with the Company on the applicable vesting date. Ms. Gomez’s restricted stock unit award will vest over a period of four years, with 25% of the restricted stock units vesting one year following the vesting commencement date, and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Ms. Gomez’s continued employment with the Company on the applicable vesting date.  The Company expects Ms. Gomez’s equity awards will be granted outside of the Company’s current stockholder-approved stock option and incentive plans and will qualify as “employment inducement awards” within the meaning of Section 303A.08 of the New York Stock Exchange Listed

Company Manual. The Company expects the compensation committee of the Company’s Board of Directors to approve the grant of these awards on or before May 6, 2016.

Change of Control.  Ms. Gomez is eligible to participate in the Company’s Change in Control Acceleration Plan (the “Acceleration Plan”) which is incorporated herein by reference.  Assuming Ms. Gomez participates in the Acceleration Plan, in the event her employment is terminated on or within 12 months following the date of a change in control (as defined in the Acceleration Plan) either (i) by the Company other than for cause (as defined in the Acceleration Plan), death or disability, or (ii) by Ms. Gomez with good reason (as defined in the Acceleration Plan), all outstanding stock options and other stock-based awards that are subject to time-based vesting and that are then held by Ms. Gomez will immediately accelerate and become exercisable or nonforfeitable, as applicable, as of the date of such a termination.

The foregoing description of the Gomez Offer Letter is qualified in its entirety by reference to the full text of the Gomez Offer Letter, which the Company will file with its Quarterly Report on 10-Q for the quarter ending June 30, 2016.

Appointment of Chief Revenue Officer

On April 28, 2016, the Company’s Board of Directors appointed Bryan Cox, 47, as its Chief Revenue Officer, subject to the commencement of his employment, which occurred on May 3, 2016. From August 2014 to May 2016, Mr. Cox served Senior Vice President of Global Customer Operations at VMware, Inc., a software company, where he also served as Vice President, Global Compliance, Online Sales, and Renewals from April 2011 to August 2014. Mr. Cox served as Executive Vice President of Worldwide Field Operations at Pano Logic, Inc., a software company, from January 2009 to January 2011 and as Vice President of Sales Operations at EqualLogic, Inc., a data storage company, from March 2007 to January 2008.

In connection with his appointment, Mr. Cox will be granted an option to purchase 300,000 shares of the Company’s common stock, and an additional award of 200,000 restricted stock units, each unit representing the right to acquire one share of the Company’s common stock. Mr. Cox’s stock option award will vest over a period of four years, with 25% of the shares subject to the option vesting one year following the vesting commencement date and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Mr. Cox’s continued employment with the Company on the applicable vesting date. Mr. Cox’s restricted stock unit award will vest over a period of four years, with 25% of the restricted stock units vesting one year following the vesting commencement date, and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Mr. Cox’s continued employment with the Company on the applicable vesting date.  The Company expects Mr. Cox’s equity awards will be granted outside of the Company’s current stockholder-approved stock option and incentive plans and will qualify as “employment inducement awards” within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual. The Company expects the compensation committee of the Board to approve the grant of these awards on or before May 6, 2016.

Appointment of Chief Information Officer

On April 28, 2016, the Company’s Board of Directors appointed Tom Keiser, 50, as its Chief Information Officer, subject to the commencement of his employment, which occurred on May 2, 2016. From January 2014 to March 2015, Mr. Keiser served as Executive Vice President Global Product Operations at The Gap, Inc., an apparel company, where he also served as Chief Information Officer from January 2010 to December 2013. Mr. Keiser was previously at LBrands Inc., a fashion retail company, from April 2004 to October 2009, where he held positions as Senior Vice President of the INSIGHT program and as Executive Vice President and Chief Information Officer. Mr. Keiser holds a B.S. in systems science from the University of West Florida.

In connection with his appointment, Mr. Keiser will be granted an option to purchase 210,000 shares of the Company’s common stock, and an additional award of 140,000 restricted stock units, each unit representing the right to acquire one share of the Company’s common stock. Mr. Keiser’s stock option award will vest over a period of four years, with 25% of the shares subject to the option vesting one year following the vesting commencement date and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Mr. Keiser’s continued employment with the Company on the applicable vesting date. Mr. Keiser’s restricted stock unit award will vest over a period of four years, with 25% of the restricted stock units vesting one year following the vesting commencement date, and the remainder vesting in equal monthly installments for 36 months thereafter, subject to Mr. Keiser’s continued employment with the Company on the applicable vesting date.  The Company expects Mr. Keiser’s equity awards will be granted outside of the Company’s current stockholder-approved stock option and incentive plans and will qualify as “employment inducement awards” within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual. The Company expects the compensation committee of the Board to approve the grant of these awards on or before May 6, 2016.

Each of Ms. Gomez, Mr. Cox and Mr. Keiser will also enter into the Company’s standard form of indemnification agreement, which is incorporated herein by reference.

Adoption of Amended and Restated Non-Employee Director Compensation Policy

On April 28, 2016, the Board of Directors of the Company approved the amendment and restatement of the Company’s Non-Employee Director Compensation Policy (the “Policy”) to, among other things, (i) permit directors to elect to receive fees for board and committee service in the form of restricted stock units in lieu of cash and (ii) make certain changes regarding the method of determining the number of shares for such restricted stock unit awards, including that the number of restricted stock units to be granted be based on a price per unit equal to the thirty (30) trading day average prior to the grant.

The foregoing discussion does not purport to be a complete description of the amendment and restatement of the Policy and is qualified in its entirety by reference to the copy of the Amended and Restated Non-Employee Director Compensation Policy, which is being filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 3, 2016, Mikkel Svane, Chief Executive Officer of the Company will make the graphic included with this Current Report on Form 8-K as Exhibit 99.3 available to the public. This graphic will also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1(1)	Amended and Restated Executive Incentive Bonus Plan.
10.2(2)	Zendesk, Inc. Change in Control Acceleration Plan.
10.3(3)	Forms of Indemnification Agreement.
10.4	Amended and Restated Non-Employee Director Compensation Policy.
99.1	Press Release issued by Zendesk, Inc., dated May 3, 2016.
99.2	Shareholder Letter, dated May 3, 2016.
99.3	End of First Quarter 2016 Highlights, dated May 3, 2016.

(1)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Current Report on Form 8-K, filed on February 11, 2015 (File No. 001-36456).
(2)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Current Report on Form 8-K, filed on May 15, 2015 (File No. 001-36456).
(3)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Registration Statement on Form S-1, filed on April 10, 2014 (File No. 333-195176).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Alan Black
Alan Black
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

May 3, 2016

Exhibit Index

Exhibit No.	Description
10.1(1)	Amended and Restated Executive Incentive Bonus Plan.
10.2(2)	Zendesk, Inc. Change in Control Acceleration Plan.
10.3(3)	Forms of Indemnification Agreement.
10.4	Amended and Restated Non-Employee Director Compensation Policy.
99.1	Press Release issued by Zendesk, Inc., dated May 3, 2016.
99.2	Shareholder Letter, dated May 3, 2016.
99.3	End of First Quarter 2016 Highlights, dated May 3, 2016.

(1)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Current Report on Form 8-K, filed on February 11, 2015 (File No. 001-36456).
(2)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Current Report on Form 8-K, filed on May 15, 2015 (File No. 001-36456).
(3)	Incorporated by reference to Exhibit 10.1 filed with Zendesk’s Registration Statement on Form S-1, filed on April 10, 2014 (File No. 333-195176).